SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549


                                  FORM 8-K/A

                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                       Date of Report: August 18, 1997


                     ACADIA NATIONAL HEALTH SYSTEMS, INC.
            (Exact Name of Registrant as Specified in its Charter)


                                   COLORADO
               (State or Other Jurisdiction of Incorporation)


            0-28976                                  010509781
      (Commission File Number)         (I.R.S. Employer Identification Number)


   460 Main Street, Lewiston, Maine                    04240
(Address of Principal Executive Offices)            (Zip Code)

                                (207) 777-3423
           (Registrant's Telephone Number, Including Area Code)

                    INFORMATION INCLUDED IN THIS REPORT


ITEMS 1 THROUGH 3, 6 THROUGH 9 NOT APPLICABLE.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a) Baker Newman & Noyes, Limited Liability Company, whose address is 100 Middle Street, Portland, Maine 04112, who was previously engaged as the principal accountant to audit the registrant's financial statements, was dismissed on August 4, 1997, by a majority vote of the board of directors of the Registrant in favor of retaining an independent accounting firm that new chief executive officer, Paul W. Chute, has had a sixteen (16) year working relationship. The following information is set forth pursuant to Reg. Sec.
229.304 of Regulation S-K of the Securities Act of 1933 (the "Act"):

     (i) Baker Newman & Noyes' report on the balance sheet of the Registrant for only the year end (September 27, 1996) contained no adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles;

     (ii) The decision to change accountants was recommended and approved by the board of directors of the Registrant;

     (iii) From the date the Registrant commenced operations (September 27, 1997) through any subsequent interim period preceding the dismissal there have been no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure.

     (iv) The Registrant has requested Baker Newman & Noyes, Limited Liability Company, to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter will be filed as
Exhibit 16.1 to this Form 8-K/A after its receipt.

ITEM 5.     OTHER EVENTS.

     (i) Reference is made to the press release issued to the public by the Registrant on July 31, 1997, the text of which is attached hereto as Exhibit 99.1, for a description of the events reported pursuant to this Form 8-K/A.

INDEX TO EXHIBITS

Exhibit Description

16.1 Baker Newman & Noyes' Letter dated August 18, 1997 in response to
     Item 4(a)(i), Item 4(a)(ii) and Item 4(a)(iii) of this Form 8-K/A.

99.1 Text of press release dated July 31, 1997

Exhibit 16.1

                           BAKER NEWMAN & NOYES

                       CERTIFIED PUBLIC ACCOUNTANTS



Exhibit to Form 8-K/A

August 18, 1997

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Ladies and Gentlemen:

We have read Item 4 of the Form 8-K/A dated August 12, 1997 of Acadia National Health Systems, Inc. and are in agreement with the statments contained in Item 4(a)(i), Item 4(a)(ii) and Item 4(a)(iii) therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


Baker Newman & Noyes

BAKER NEWMAN & NOYES

Limited Liability Company

Exhibit 99.1

LEWISTON, Maine--(BW HealthWire)--July 31, 1997--
Acadia National Health Systems Inc. (OTC BB:ACAD) reported today that its management team lead by Paul W. Chute, chief executive officer and Jacquelyn J. Magno, vice president have acquired a controlling and majority interest in the company.

Chute "intends to continue with the company's plan of consolidating through acquisitions within the fragmented Physician Practice and Management Consulting (PPMC) industry."

Acadia National Health Systems Inc. is a PPMC offering its clients business management services that include doctor billing, operations financing, accounting and practice management consulting. Acadia acquired assets of Physician Resources Inc. (PRI) in September of 1996. PRI is a twenty-five year old doctor billing company. Acadia was formed to utilize the PRI assets to expand its multidimensional services nationally through acquisitions and financing.

Chute has reported that, "Acadia has advanced acquisition discussions with several East Coast doctor billing companies as well as two software organizations, which if acquired will create both vertical and horizontal integration of operations and technologies." The company has met with several financial institutions to arrange a long term financial relationship to assist the company in the consolidation of this industry.

CONTACT:

Acadia National Health Systems Inc.

Margaret Heath, 207/777-3423
KEYWORD: MAINE MASSACHUSETTS

BW1157  JUL 31,1997

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             ACADIA NATIONAL HEALTH SYSTEMS, INC.


                             Mark T. Thatcher


DATE:  August 18, 1997       By:   /s/ Mark T. Thatcher
                             Name: Mark T. Thatcher
                             Title: Filing Agent